As filed with the Securities and Exchange Commission on April 28, 2023

Registration Nos.     333-239742

811-08205

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 3 ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 39 ☒

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, CT 06102-5056

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).

☒	on May 1, 2023 pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1).

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

First Choice Bonus Annuity

An Individual Flexible Premium

Variable Deferred Annuity Contract

with Bonus Payments

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

Offered by Nassau Life Insurance Company through First Investors Life Variable Annuity Fund D

This prospectus describes an individual flexible premium variable deferred annuity contract (the “Contract”) offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”). NNY will credit a “Bonus Payment” to the Accumulation Value each time You make a Purchase Payment with some limitations. The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value and other factors. First Choice Bonus Annuity charges expenses that may be higher than expenses for a similar Contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract.

The Contract is no longer available for new sales. Existing Contractowners may continue to make additional Purchase Payments.

When You invest in a Contract, You allocate Your Purchase Payments (less certain applicable charges) to one or more “Subaccounts” of First Investors Life Variable Annuity Fund D (“Separate Account D” or “Separate Account”) or to the Fixed Account. Each of the Subaccounts invests, at net asset value, in shares of a series in the designated Funds described in Appendix A: Funds Available Under The Contract. The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2023.

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NNY does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.

The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the Contract other than as described in this prospectus or any supplements thereto or in any supplemental sales material We authorize.

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GLOSSARY OF SPECIAL TERMS

Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account D before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value in each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.

Adjusted Purchase Payment – Is equal to the Purchase Payment(s) less any withdrawal(s), including withdrawal charges that have been made subsequent to any immediately preceding Purchase Payment.

Adjusted Purchase Payment Threshold – Is the amount as stated in the Contract used in determining the Bonus Payment Percentage applicable to any Adjusted Purchase Payment(s) credited to the Contract.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments. Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.

Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Beneficiary – The person or entity that is named to receive any death benefits payable (i) upon death of any Contractowner in the accumulation phase, (ii) upon death of the Annuitant in the accumulation phase, if there is no surviving Annuitant; or (iii) upon death of the Annuitant in the Payout Phase, if there is no surviving Annuitant.

Bonus Payment – The amount added by Us to the Accumulation Value based on the conditions of Your Contract and calculated by multiplying the applicable Bonus percentage from the Bonus Payment Percentages in Your Contract by the amount of any Adjusted Purchase Payment.

Bonus Payment Percentage – Is the percentage used in calculating any Bonus Payment based on the amount of the Adjusted Purchase Payments according to the percentages listed in the Bonus Payment Percentages in Your Contract.

Contract – An individual flexible premium variable deferred annuity contract offered by this prospectus.

Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract. Unless otherwise specified, the term also includes any Joint Contractowners.

Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.

Contract Year (and Contract Month and Contract Quarter) – A one-year period of time as measured from the Contract Effective Date and as measured from each Contract Anniversary. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.

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Effective Date – The date the Contract is issued by NNY.

Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.

Fund – A mutual fund underlying this Contract.

General Account – All assets of NNY other than those allocated to Separate Account D and other segregated investment accounts of NNY.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.

Maturity Date – The date on which annuity payments begin.

Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract, and who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.

Payout Phase – The period of time beginning on the Maturity Date during which periodic payments are made to the Payee. These are usually paid on a monthly basis and last for the time provided in the chosen annuity payment option.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges). A Purchase Payment does not include any amounts credited as a Bonus Payment.

Right to Examine – The period of time a Contractowner may review his or her Contract and cancel it for a refund of Purchase Payments. The duration and terms of the “Right to Examine” period varies by state. Your Right to Examine period will be stated on the cover of Your Contract.

Separate Account D or the Separate Account – The segregated investment account entitled “First Investors Life Variable Annuity Fund D”, established by NNY pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account D. Each Subaccount invests in the shares of a single Fund.

Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.

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Valuation Date – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading.

Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the Payout Phase based on the net investment experience of the Subaccounts.

We (Us, Our) – NNY.

You (and Your) – A Contractowner who is reading this prospectus.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If You withdraw money from Your Contract, You may be assessed a surrender charge. The maximum surrender charge is 8%, and a surrender charge applies during the first nine years after a Purchase Payment was made.

For example, if You withdraw a $100,000 Purchase Payment during the first year that the Purchase Payment was made, You could be assessed a charge of up to $8,000 on the Purchase Payment being withdrawn.

Fee Table; Financial Information - Contract Expenses
Transaction Charges	In addition to surrender charges, We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.			Fee Table; Appendix A: Funds Available Under The Contract

	Annual Fee	Minimum	Maximum
	Base contract	1.43%(1)	1.43%(1)
	Investment options (underlying fund fees and expenses)	0.20%(2)	1.14%(2)
(1) As a percentage of average Accumulation Value.
(2) As a percentage of underlying Fund assets. Fund fees are as of 12/31/2022. Fund fees can vary from year to year.

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FEES AND EXPENSES			LOCATION IN PROSPECTUS
Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,517	$2,294
	Assumes:	Assumes:
	• Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No sales charges • No Bonus Payments • No additional Purchase Payments, transfers, or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No sales charges • No Bonus Payments • No additional Purchase Payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•  This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  A Purchase Payment being withdrawn is subject to a surrender charge, until several years have passed since the Purchase Payment was made.

•  Surrender charges will reduce the value of Your Contract if You withdraw money during the surrender charge period.

•  The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract

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RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract.

•   Each Fund (as well as the Fixed Account) will have its own unique risks, and You should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Funds Available Under The Contract; The Fixed Account
Insurance Company Risks	An investment in the Contract is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available at www.nfg.com.	Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•  NNY reserves the right to remove or substitute Funds available under the Contract.

•  There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•  Only one transfer either to or from the Fixed Account is allowed in any 12-month period and transfers from the Fixed Account are subject to significant restrictions.

•  You may not allocate more than 50% of Your Purchase Payments to the Fixed Account.

•  We reserve the right to limit transfers if frequent or large transfers occur.

The Subaccounts; Policies on Frequent Reallocation Among Subaccounts

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•  If You purchase the Contract through an individual retirement account (IRA) or qualified retirement plan, You do not receive any additional tax benefit.

•  Earnings on Your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.

Federal Tax Information

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

To compensate those who have sold or service a Contract, We generally pay compensation as a percentage of Purchase Payments invested in the Contract. We also may pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a Contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this Contract over another investment. Currently, We do not offer this Contract for new sales.

Distribution of the Contract
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Contract in place of another contract You currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the contract rather than continue to own Your existing contract. Currently, We do not offer this Contract for new sales, and thus would not offer this Contract in connection with such a replacement transaction.	Distribution of the Contract

OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity Contract is between You and NNY. The Contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the Contract for other purposes should consult with their tax advisors. If You are purchasing a Contract for an IRA or qualified retirement plan, You should note that this Contract does not provide any additional tax deferral benefits beyond those provided by the IRA or qualified retirement plan and You should not consider the Contract for its tax treatment, but for its investment and annuity benefits.

Because the Contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the Contract is best suited for those with a long term investment horizon. Although You have the ability to make partial withdrawals and/or fully surrender the Contract at any time during the Accumulation Phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Contract for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a

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long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes. The Contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The Contract has two phases: an Accumulation Phase and a Payout Phase. During the Accumulation Phase, You can apply Purchase Payments to Your Contract, and We provide a death benefit. You bear the investment risk, whether a gain or loss, for any Accumulation Value allocated to the Separate Account. The Payout Phase begins when You start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options. Once You convert to the Payout Phase, You receive a stream of annuity payments and You will be unable to make withdrawals and any death benefit will depend on the annuity option You select.

The Contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying Funds. The owner assumes the risk of gain or loss according to the performance of the underlying Funds. Investments in the Fixed Account provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Accumulation Value will equal or exceed Purchase Payments made under the Contract.

Additional information about each underlying fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make additional Purchase Payments of at least $200 each during the Accumulation Phase of the Contract. We generally do not limit the maximum amount of Purchase Payments under a Contract. Your Purchase Payments are allocated to the Subaccounts or the Fixed Account as You instruct, subject to certain limitations.

We offer a Systematic Transfer Option that allows for a specified dollar amount of Subaccount Accumulation Value to be transferred from any one or more Subaccounts to any one or more other Subaccounts at monthly or quarterly intervals. We also offer an Automated Subaccount Reallocation Option that automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. There is currently no charge for the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Prior to the Maturity Date, You may elect to transfer all or any part of the Accumulation Value among one or more Subaccounts or the Fixed Account, subject to the limitations established for the Fixed Account and the Subaccounts, and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, You may elect to transfer all or any part of the Accumulation Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Bonus Payments. We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received in any calendar year. For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 4.00% of the amount of the Adjusted Purchase Payments. For the amount of the Adjusted Purchase Payments in excess of $200,000 received within a Contract Year We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 5.00% of the amount of the Adjusted Purchase Payments. Your Bonus Payments are allocated to the Subaccounts or the Fixed Account as You instruct, subject to certain limitations.

The expenses of the Contract may be higher than expenses for a similar contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract. Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit.

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Withdrawals. You may make a partial or full surrender of Your Contract during the Accumulation Phase for its Accumulation Value less any applicable surrender charge. Each year after the first Contract Year, You may surrender up to 10% of total Purchase Payments without a surrender charge.

Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59 1/2. For more information, see “Federal Income Taxes.”

Guaranteed Death Benefit. For no additional charge, the Contract provides for payment to the Beneficiary on the death of the Annuitant any time before the Maturity Date of the Contract. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders; or (ii) the Accumulation Value.

Upon the death of a Contractowner who is not also the Annuitant, We pay only the Accumulation Value to the Beneficiary.

FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Maximum Surrender Charge[1] (as a percentage of amount surrendered)	8.00%[2]
Systematic Transfer Option/Automated Subaccount Reallocation Option Charge (per transaction)
Maximum	$10
Current	None

1

The surrender charge percentage that applies to a Purchase Payment decreases over 9 years after receipt of the Purchase Payment so that there is no surrender charge after nine years. Each year after the first Contract Year You may surrender up to 10% of total Purchase Payments without a surrender charge. See “FINANCIAL INFORMATION – CONTRACT EXPENSES—Surrender Charges” for additional information.

2	The surrender charge for the Contracts is as follows:

Percent	8%	7%	6%	5%	3%	1%	0%
Number of years from receipt of Purchase Payment	0-3	4	5	6	7	8	9 or more

The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including annual fund fees and expenses.

Annual Contract Expenses

Administrative Expenses[1]
Maximum	$50.00
Current	$35.00
Base Contract Expenses[2] (as a percentage of daily average account value)	1.40%

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1

This charge, which We call the annual contract charge elsewhere in this prospectus, is deducted annually on the last Valuation Date of each Contract Year or the date of surrender of the Contract, if earlier. We make this charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. See “FINANCIAL INFORMATION – CONTRACT EXPENSES – OTHER EXPENSES – Annual Contract Charge.”

2	We call this charge the Mortality and Expense Charge elsewhere in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the underlying fund that You may pay periodically during the time that You own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.14%

Example

This Example is intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

The Example assumes that You invest $100,000 in the Contract for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$10,368	$16,333	$20,479	$30,086

If You annuitize or do not surrender Your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,706	$8,309	$14,176	$30,086

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Contract.

Investment Risk. You bear the risk of any decline in the Accumulation Value caused by the performance of the underlying Funds. Those Funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

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If on any Valuation Date the total Accumulation Value equals zero, the Contract will immediately terminate without value.

Risks Related to Fixed Account. The Fixed Account is one investment option under the Contract to which You may allocate Purchase Payments and Accumulation Value. You may only make one transfer either to or from the Fixed Account in any 12-month period. Each transfer from the Fixed Account is limited to the greatest of: (i) 25% of the Fixed Account Accumulation Value; (ii) the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or (iii) $1,000. You earn a fixed rate of interest under the Fixed Account. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what You might earn from other investment options under the Contract. Payment of amounts under the Fixed Account is contingent on Our having the financial solvency to make such payments.

Bonus Payment Risk. You will receive a Bonus Payment only on the amount of Your Adjusted Purchase Payment, which is Your Purchase Payment less any withdrawals since Your last Purchase Payment. The expenses of the Contract may be higher than expenses for a similar contract that does not credit a Bonus Payment. Your Bonus Payments may be more than offset by the higher expenses associated with this Contract. Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit.

Insurance Company Insolvency. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to meet Our obligations under the Contract. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account, the death benefit and annuity payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. For federal tax purposes, the amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily federal estate-tax free) to the Beneficiary; an annuity death benefit does not.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Contract. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

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NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Contracts, and the Nassau Companies of New York, which provides administrative services for the Contracts.

Prior to July 8, 2020, the issuer of the Contract was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Contracts. The Merger did not affect the terms of, or the rights and obligations under, the Contracts other than to change the insurance company that provides Contract benefits from FLIAC to NNY. The Contracts continue to be funded by the Separate Account. Contract values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Contractowners.

For information or service concerning a Contract, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6317. You may also contact Us through Our website at www.nfg.com.

You should send any Purchase Payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account D

First Investors Life Variable Annuity Fund D was established on April 8, 1997 under New York Insurance Law. Separate Account D is registered with the SEC as a unit investment trust under the 1940 Act.

We segregate the assets of Separate Account D from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account D. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account D. We credit to, or charge against, the Subaccounts of Separate Account D realized

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and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.

Each Subaccount invests its assets in a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Fixed Account

The Fixed Account is not part of Separate Account D. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account D or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for Contracts issued since 2013). This rate is subject to redetermination annually as described below.

On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.

We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.

You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return. Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.

The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Therefore, neither    the General Account (including the Fixed Account) nor any of its interests are subject to these Acts. These disclosures, however, are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The Subaccounts

You choose the Subaccounts to which You allocate Your Purchase Payments. The Subaccounts are investment options of the Separate Account. The Subaccounts invest in the underlying Funds. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund

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names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The underlying Funds were selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000024. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS

We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.

Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will not accept the proceeds from a surrender of one of Our other variable annuities for the purchase of a First Choice Bonus Annuity Variable Contract. We generally do not limit the maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to review by NNY. We reserve the right to reject such payments. We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received. The amount of the Adjusted Purchase Payments in any Contract Year is aggregated. For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 4.00% of the amount of the Adjusted Purchase Payments. For the amount of the Adjusted Purchase Payments in excess of $200,000 received within a Contract Year We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 5.00% of the amount of the Adjusted Purchase Payments.

Your Purchase Payments and any Bonus Payments allocated to the Subaccounts purchase Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments and any Bonus Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order. We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment in Good Order after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.

ALLOCATION OF PURCHASE PAYMENTS

When You purchase a Contract You select the allocation percentages for Your Purchase Payment to the Subaccounts and the Fixed Account.

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Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must total 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent Purchase Payments will be allocated according to Your allocation instructions on file, unless You request a change in Your allocation instructions. A change in the allocation percentages for future additional Purchase Payments and any Bonus Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.

REALLOCATIONS AMONG SUBACCOUNTS

Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in the Systematic Transfer Option, or participation in the Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?

The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or condition transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account D’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account D.

In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or email. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.

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In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders. In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PHASE

Determining Your Accumulation Value

The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.

Fixed Account Accumulation Value

On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account. The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:

1.	any additional Purchase Payments allocated to the Fixed Account;

2.	any transfers into the Fixed Account;

3.	any Bonus Payments allocated to the Fixed Account after the expiration of the Right to Examine period; and

4.	interest accrued on the Fixed Account Accumulation Value;

less the sum of the values of the following transactions that have occurred since the previous day:

1.	any transfers out of the Fixed Account;

2.	any partial surrenders or Partial Annuitizations allocated to the Fixed Account; and

3.	if due subsequent to the previous day, the portion of the annual contract charge for the current Contract Year allocated to the Fixed Account.

BONUS PAYMENTS

We will credit any Bonus Payments to Your Accumulation Value on the later of:

1.	the date a Purchase Payment is applied to Your Contract, or

2.	upon the expiration of the Right to Examine period as stated in the Contract.

Bonus Payments are calculated by multiplying the Adjusted Purchase Payment by the applicable Bonus Payment Percentage as described below.

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The Adjusted Purchase Payment is equal to the Purchase Payment less any withdrawals, including withdrawal charges, that have been made since the immediately preceding Purchase Payment, if any. If such withdrawals exceed the Purchase Payment:

1.	the Adjusted Purchase Payment is zero and no Bonus Payment is credited; and

2.	any excess of such withdrawals over the Purchase Payment is added to the sum of the withdrawals in the calculation of the subsequent Adjusted Purchase Payment, if any.

For example, if You make a $1,000 Purchase Payment and You have taken $1,200 in withdrawals since Your immediately preceding Purchase Payment, then Your Adjusted Purchase Payment is $0 and no Bonus Payment will be made in connection with the $1,000 Purchase Payment. In addition, the $200 by which Your withdrawals exceed Your $1,000 Purchase Payment will be added to the sum of withdrawals when calculating the Adjusted Purchase Payment for a subsequent Purchase Payment. The Bonus Payment Percentage is based on the amount and timing of the Adjusted Purchase Payment. For purposes of determining the Bonus Payment Percentage, all Adjusted Purchase Payments in any Contract Year are aggregated. Adjusted Purchase Payments up to and including $200,000 received within a Contract Year will receive a Bonus Percentage of 4.00% of the Adjusted Purchase Payment. Adjusted Purchase Payments in excess of $200,000 received within a Contract Year will receive a Bonus Percentage of 5.00% of the Adjusted Purchase Payment. For example, if You make an Adjusted Purchase Payment of $300,000 in Contract Year 1, We will credit the first $200,000 with a Bonus Percentage of 4.00% ($8,000) and We will credit the remaining $100,000 with a Bonus Percentage of 5.00% ($5,000) for a total Bonus Payment of $13,000.

Any Bonus Payments will be allocated among Subaccounts in the same proportion as the applicable Purchase Payment.

Subaccount Accumulation Value

The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value. Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount.

These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.

Accumulation Unit values are determined as of the end of each Valuation Date. Contract Transaction requests are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. If a Contract Transaction request is received in Good Order before the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of that day. If a Contract Transaction request is received in Good Order after the end of a Valuation Date, the Contract Transaction is processed based on the Accumulation Unit values calculated as of the end of the next Valuation Date. The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where:

(a)

is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted by Us;

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(b)	is the net asset value per share of the Fund on the previous Valuation Date; and

(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:

1.	25% of the Fixed Account Accumulation Value;

2.	The amount of the most recent transfer out of the Fixed Account during the prior 15 months; or

3.	$1,000.

Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the maximum Fixed Account allocation percentage specified in the Contract. Transfer requests that do not comply with these limitations will be rejected.

A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Valuation Date We receive them at Our Administrative Office in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.

Telephone Transfer Option

You may make transfers of Accumulation Value as described above, by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

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Benefits Available Under The Contract

The following table summarizes information about benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Bonus Payments	Pays a bonus of 4% of Adjusted Purchase Payments up to and including $200,000 in a Contract Year and a bonus of 5% of Adjusted Purchase Payments above $200,000 in a Contract Year	Standard	None	None

•   Only available during the Accumulation Phase

•   Withdrawals may significantly reduce or eliminate future Bonus Payments

•   Bonus Payments are not treated as Purchase Payments for calculation of the guaranteed death benefit

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	$10 (per transaction)	None	• Only available during the Accumulation Phase • Minimum transfer amount is $100 • Not available for the Fixed Account • Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation	Standard	$10 (per transaction)	None

•   Only available during the Accumulation Phase

•   Not available for the Fixed Account

•   A transfer request made while this option is in effect cancels enrollment

•   Program may be discontinued or modified in the future

Death Benefit	Pays a cash benefit upon death during the Accumulation Phase. Upon the death of the Annuitant, the benefit equals the greater of Purchase Payments (adjusted for withdrawals) and the Accumulation Value.	Standard	None	None

•   Withdrawals may significantly reduce the benefit, and the reduction may be greater than the amount withdrawn

•   Bonus Payments not included in Purchase Payments for purposes of the benefit

•   Benefit upon death of Contractowner who is not also the Annuitant is Accumulation Value

Systematic Transfer Option

You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating Subaccounts(s)”) to any one or more other Subaccounts (the “receiving

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Subaccount(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.

The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.

Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a)	is equal to:

(1)	the allocation percentage You have specified for the Subaccount; divided by

(2)	the sum of the allocation percentages for all such Subaccounts; and

(b)	is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently reelect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.

Death Benefits Before Commencement of Annuity Payments

The Contract includes a standard death benefit for no additional charge. If You die before the Maturity Date, We will pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a certified death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.

Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death. We calculate the proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.

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If the Contractowner is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.

The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase.

Effective Date	Your Initial Purchase Payment and Death Benefit is:	$100,000
Bonus Payment	4.00% Bonus	$4,000
End of First Contract Year	Assume Your Accumulation Value grows to:	$107,120
	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$107,120
Seventh Contract Anniversary	Assume Your Accumulation Value grows to:	$141,500
	Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$141,500
	Assume Your Accumulation Value declines to:	$88,650
	You then decide to partially surrender:	$25,000
	The proportion Your partial surrender represents of the Accumulation Value is the partial surrender amount ($25,000) divided by the Accumulation Value ($88,650). Therefore, Your Accumulation Value and Purchase Payment(s) are both reduced by 28.20%.	28.20%
	Thus, after the surrender: Your Accumulation Value is:	$63,650
	Your Purchase Payment(s) is:	$71,800
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($63,650) and is equal to:	$71,800
End of Eleventh Contract Year	Assume Your Accumulation Value declines to:	$57,600
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($57,600) and is equal to:	$71,800

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This example assumes that a partial surrender is taken during the seventh Contract year, but does not account for any tax consequences.

Special Requirements for Payment of Death Benefit

If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.

Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:

•

If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.

•	If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.

•

If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election, and payments must begin within 60 days of the Contractowner’s death. This is necessary to receive federal tax treatment as annuity payments, rather than the death benefit being treated for federal tax purposes as a lump sum distribution in the year of the death.

Other distribution rules apply in the case of a qualified Contract. For more information, see “Federal Income Taxes.”

Partial and Full Surrenders During the Accumulation Phase

You may make a partial or full surrender of Your Contract during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units. Withdrawals are taken pro rata from the investment options based on Your allocation of Accumulation Value.

Surrenders may be subject to income tax on any gains plus a 10% penalty tax if the Contractowner is under age 59 1/2. For more information, see “Federal Income Taxes.” Surrenders may also reduce the death benefit and Your eligibility for Bonus Payments when You make future Purchase Payments.

We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except during any period:

•	The NYSE is closed other than customary weekend and holiday closings,

•	Trading on the NYSE, as determined by the SEC, is restricted,

•

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	The SEC may by order permit for the protection of security holders.

In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will

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pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE PAYOUT PHASE

The Maturity Date

Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first five Contract Years (or within the first Contract Year for Contracts issued in New York or Florida) or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.

The Amounts of Your Annuity Payments

Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date. In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.

After the Maturity Date, We allow no surrenders or changes among annuity payment options. In the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE PAYOUT PHASE – Transfer of Annuity Value.” If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.

The material factors that determine the level of Your annuity benefits are:

•	Your Accumulation Value as of the Initial Determination Date;

•	the annuity payment option You select;

•	the frequency and duration of annuity payments;

•	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and

•	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.

Variable Annuity Payments

Variable Annuity Payments vary as to dollar amount through the Payout Phase based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation. The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return rate of the Subaccounts

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equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.

Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent. On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment. Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.

We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.

Annuity Unit Value

The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period. The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.

Transfer of Annuity Value

Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be made in writing, received in Our offices in Good Order or by telephone. We will not accept a request for transfer of annuity value by facsimile or email. We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.

Fixed Annuity Payments

Fixed Annuity Payments are a constant dollar amount throughout the Payout Phase. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.

Partial Annuitization of Accumulation Value

You may apply a portion of the Accumulation Value to an Annuity Payment Option prior to the Maturity Date by providing Us with notice, in Good Order at Our Administrative Office. This is called a “Partial Annuitization.”

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That portion of the Accumulation Value will be applied to an Annuity Payment Option as of the Valuation Date We receive the notice. The options available are listed in the Annuity Payment Options section of this Contract.

A Partial Annuitization reduces the Accumulation Value of the Contract by the percentage the amount annuitized was to the Total Accumulation Value on the Partial Annuitization Date. Unless You instruct Us otherwise, We will withdraw the funds for the Partial Annuitization from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the Total Accumulation Value.

Any Partial Annuitization must conform to the Minimum Annuity Payment Amount indicated in the Contract. Any Partial Annuitization request that would reduce the Accumulation Value to less than the Minimum Accumulation Value will be treated as a request for Full Annuitization.

Seven days before the Partial Annuitization Date, any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the Net Accumulation Value. The portion of this value attributable to the Partial Annuitization will then be applied to determine either the initial Variable Annuity Payment and/or the Fixed Annuity Payment.

All Annuity Payment Options described below are available for Partial Annuitizations.

The following limitations apply to Partial Annuitizations:

1.	The Annuitant must also be the Contractowner;

2.	No more than one (1) Partial Annuitization is permitted each Contract Year; and

3.	The maximum number of Partial Annuitizations permitted over the life of the Contract is five (5).

Annuity Payment Options

The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity.

(Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

Option 2a–Joint and Survivor Life Annuity.

(Available on either a variable or a fixed basis or both). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity.

(Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c–Joint and One-Half to Survivor Life Annuity.

(Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

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Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years.

(Available on either a variable or a fixed basis or both). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary’s estate the remaining guaranteed payments.

Option 4–Refund Life Annuity.

(Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will be continued until the total of all payments made equal such Net Accumulation Value.

Death after Commencement of Annuity Payments

If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Contractowner

If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.

Death of Annuitant

If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract. Any remaining annuity payments will be paid to the Beneficiary.

YOUR RIGHT TO EXAMINE THE CONTRACT

You may examine the Contract and elect to cancel it (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.

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FINANCIAL INFORMATION

CALCULATING VALUES

To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account D for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.

CONTRACT EXPENSES

Surrender Charges

We assess a surrender charge when You surrender the Contract, in full or in part, except as described below. The surrender charge is designed to recover the expense of distributing Contracts that are terminated before distribution expenses have been recouped from revenue generated by these Contracts. They are deferred charges because they are not deducted from Purchase Payments. The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
1 year or less	8.00%
1 year	8.00%
2 years	8.00%
3 years	8.00%
4 years	7.00%
5 years	6.00%
6 years	5.00%
7 years	3.00%
8 years	1.00%
9 years or more	0.00%

The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from Your Contract first from any amounts then available as a Free Surrender (as described below), then from Purchase Payments in the order they were made (i.e., first-in, first- out), and finally from any other remaining Accumulation Value. Bonus amounts are not treated as Purchase Payments for purposes of computing surrender charges.

For purposes of the surrender charge calculation after a Partial Annuitization, each Purchase Payment is reduced proportionately by the percentage the amount annuitized was to the Accumulation Value on the Partial Annuitization Date.

Each Contract Year after the first Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”). This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.

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Mortality and Expense Risk Charge

We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live. We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.40% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us for any business purpose, including the payment of expenses of distributing the Contract.

OTHER CHARGES

Annual Contract Charge

We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only. The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.

Premium Tax Charge

Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

FEDERAL TAX INFORMATION

This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or an individual retirement plan, such as traditional or Roth IRA. If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law

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applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred. Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.

Taxation of Non-Qualified Contracts

Diversification

In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified retirement plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of Our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give owners investment control over separate account assets, We reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the Contract.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. For more information on these rules, see “Special Requirements for Payment of Death Benefit.”

Non-Natural Persons

When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes. This summary assumes that the Contractowner is a natural person.

Purchase Payments

Your Purchase Payments under a non-qualified Contract are not deductible from Your gross income for federal income tax purposes.

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Increases in Accumulation Value

Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.

Annuity Payments

Once annuity payments begin under a non-qualified Contract, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of Your Investment in the Contract.

Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable. For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

•	dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and

•	multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.

Surrenders

Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:

•

a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis in which distributions generally are taxed as earnings first, followed by a return of the cost basis); and

•	a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 1⁄2 subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on surrenders that are:

•	made on or after the death of a Contractowner;

•	attributable to the taxpayer’s becoming disabled; or

•

made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary. If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59 1⁄2 or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. Also, additional exceptions apply to distributions from a qualified Contract.

If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss. For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.

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Death Benefits

Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:

•	if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

•	if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special federal income tax deduction for a portion of the federal estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges

Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.

Tax Withholding and Reporting

The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”

For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non-periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your annuity payment recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by Us (or Our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

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In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of Your Investment in the Contract to Your total account balance or accrued benefit under the retirement plan. Your Investment in the Contract generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, Your Investment in the Contract under a qualified Contract can be zero.

In the case of a distribution from a qualified Contract taken before You reach age 59 1/2, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. There are a number of exceptions. Consult a tax adviser.

Qualified Contracts have required minimum distribution (RMD) rules that govern the timing and amount of distributions. You should refer to Your retirement plan or consult a tax advisor for more information about these distribution rules. The SECURE Act and SECURE 2.0 Act were passed as part of the comprehensive government appropriations bills in 2019 and 2022, respectively (referred to collectively as the “SECURE Act”). The SECURE Act makes significant changes to laws affecting retirement plans, including the RMD rules. In particular,

•

The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions but will have to take their distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries which include surviving spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

•

The age on which RMDs generally must begin is based on the individual’s applicable age. If the individual attains (1) age 70½ before 2020, the applicable age is 70½; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.

Consult Your tax adviser if You think You may be affected by these changes.

Distributions from qualified Contracts generally are subject to withholding for the Contractowner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Contractowner’s tax status. The Contractowner will be provided the opportunity to elect not have tax withheld from distributions. However, “Eligible rollover distributions” from certain qualified Contracts are subject to a mandatory federal income tax withholding of 20% unless directly rolled over to an eligible retirement plan.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While We are not discussing the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Internal Revenue Code may require Us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

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The federal estate tax, gift tax, and GST tax exemptions and maximum rates may be adjusted each year. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Definition of Spouse

All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Other Tax Issues

We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account D. Based upon this expectation, no charge is currently assessed against Separate Account D for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account D. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account D in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account D. We may, however, assess Separate Account D for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account D in the future, they could reduce the net investment performances of the Subaccounts.

Each of the Funds available under the Contract sells its shares not only to Separate Account D but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict

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were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of Separate Account D could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account D for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

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OTHER INFORMATION

VOTING RIGHTS

Because the underlying Funds are not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:

•	shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;

•

shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

•	in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and

•

in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount. The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.

PROCESSING TRANSACTIONS

Generally, Your transaction requests will be processed as of the Valuation Date on which We receive at Our Administrative Office, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.

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RESERVATION OF RIGHTS

We also reserve the right to make certain changes to the Contract, Separate Account D or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, We may:

•	operate Separate Account D in any form permitted by law;

•	add, delete, combine, or modify Subaccounts of Separate Account D;

•	add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
•	amend or obtain and continue any exemptions under the Contract if required to comply with the Internal Revenue Code or any other applicable federal or state law; or
•	make any necessary technical changes in the Contract in order to conform with any of the above actions.

STATE VARIATIONS

Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations.

We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.

DISTRIBUTION OF THE CONTRACT

The Contracts are no longer offered for new sales, but existing Contractowners may continue to make additional Purchase Payments. As such, the Contract is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Contracts. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Contracts. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying Funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Contracts held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

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Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a Purchase Payment is invested in a Contract. We pay a commission of 5.868% on each Purchase Payment. No other compensation is paid to Cetera with respect to any other Contractowner transactions under the Contract. After the fifth Contract Year, We may also pay Cetera an amount equal to 0.10% of a Contract’s Accumulation Value on an annual basis.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Contract, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on Purchase Payments invested in the Contract. Additional payments may be made to Cetera that are not directly related to the investment of additional Purchase Payments invested in the Contract, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Contract does not assess a front-end sales charge, so You do not directly pay for the sales and distribution expenses of NNY when You make a Purchase Payment. You indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Contract. Any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Contract may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Contracts. Depending on when You made Your last Purchase Payment, Your Contract may be subject to a surrender charge if You fully or partially surrender the Contract. See “CONTRACT EXPENSES—Surrender Charges” under “FINANCIAL INFORMATION.” Proceeds received by NNY from any surrender charges imposed under the Contract may be used to reimburse NNY for sales and distribution expenses.

LEGAL PROCEEDINGS

NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

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California Lapse Litigation: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against Foresters Life and Annuity Insurance Company (“FLIAC”). FLIAC was merged into NNY effective July 8, 2020, with NNY the surviving company. The lawsuit is brought by Magda Velez on behalf of a putative class of all FLIAC policyholders whose policies lapsed after January 1, 2013 without allegedly receiving certain notices and/or without receiving a 60-day grace period. Plaintiffs seek declaratory relief and assert claims under California’s Unfair Competition Law. FLIAC has removed the case to the United States District Court for the Central District of California on December 9, 2022. The Company disputes the allegations in the complaint and intends a vigorous defense.

REPORTS

Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.

If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Contract

The following is a list of underlying Funds available under the Contract. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000024. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_cener@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75%*	-11.06%	2.04%	3.34%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.71%	3.53%	7.99%	10.27%
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86%*	-17.34%	0.76%	4.12%
Provide sustainable current income with potential for capital appreciation with moderate investment risk	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	-17.06%	0.33%	1.55%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53%*	-4.19%	0.51%	0.15%
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	-13.68%	5.33%	9.38%
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.79%*	-26.60%	9.63%	13.06%
Seeks capital appreciation	Delaware VIP Small Cap Value Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited;	0.78%*	-12.09%	4.35%	9.21%
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.84%*	10.56%	2.89%	5.30%
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.17%*	1.58%	1.17%	0.00%

*	This Fund’s annual expenses reflect temporary fee reductions.

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To learn more about the Contract, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2023. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221951

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

INDIVIDUAL VARIABLE ANNUITY

CONTRACTS OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2023

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6317

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated May 1, 2023 for the First Choice Bonus Annuity Contract funded by First Investors Life Variable Annuity Fund D (“Separate Account D” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office or by visiting our website at www.nfg.com. Separate Account D currently funds an individual flexible premium variable deferred annuity contract with bonus payments called “First Choice Bonus Annuity.”

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

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GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Contracts. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Contracts.

Separate Account Assets. Separate Account D was established on April 8, 1997 under the provisions of the New York Insurance Law. Separate Account D’s assets are segregated from the assets of NNY, and that portion of Separate Account D’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of NNY. Separate Account D is registered with the Securities and Exchange Commission (“SEC” or “Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street 11th Floor, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Contracts. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Contract for new sales, but owners of existing Contracts may continue to make additional Purchase Payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2020, 2021, and 2022 1851 received underwriting commissions of $173,001, $167,381, and $117,617 respectively, in connection with the variable annuity contracts, including the Contract, supported by the Separate Account.

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Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2020	$0

2021	$13,365.03

2022	$19,861.06

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account D, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by Us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

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(c)

is a factor representing the charges deducted for mortality and expense risks. For Separate Account D, such factor is equal on an annual basis to 1.40% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account. The First Choice Bonus Annuity contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value. The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Bonus Annuity prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account D, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.0% per annum (or a different rate chosen by a Contractowner), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix II , Example A.)

Amount of Annuity Payments. When annuity payments are to commence, the Accumulation Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Maturity Date by the number of Accumulation Units owned. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable premium taxes not previously deducted may be deducted from the Accumulation Value to determine the net Accumulation Value. The net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulation Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding

3

Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix II, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 2.5% per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request in Good Order. However, NNY reserves the right to suspend or postpone the date of any payment due under the Contracts for any period (i) the NYSE is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

In addition, NNY may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. NNY will mail to each Contractowner at the last known address of record, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on NNY unless such assignment is in writing and is filed with NNY at its home office.

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RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Variable Annuity Fund D as of December 31, 2022 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2022 and 2021, and for each of the years in the three-year period ended December 31, 2022, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

5

APPENDICES

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining the

Net Investment Factor of a Subaccount

of Separate Account D

Net Investment Factor =	A + B - C	– E
D

Where:
A	=	The Net Asset Value of a Fund share as of the end of the current Valuation Period. Assume	=	$8.51000000
B	=	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period. Assume	=	0
C	=	The per share amount of any taxes deducted by Us	=	0
D	=	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period. Assume	=	$8.39000000
E	=	The daily deduction for mortality and expense risks and administration, which totals 1.4% on an annual basis. On a daily basis	=	.00003836

Then, the Net Investment Factor =	8.51000000 + 0 - 0	–.00003836	=	1.01426438

EXAMPLE B

Formula and Illustration for Determining

Accumulation Unit Value of a Subaccount

of Separate Account D

Accumulation Unit Value =	A x B
Where:

A	=	The Accumulation Unit Value for the immediately preceding Valuation Period. Assume	=	$1.46328760
B	=	The Net Investment Factor for the current Valuation Period. Assume	=	1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438			=	1.48416049

6

APPENDIX II

EXAMPLE A

Formula and Illustration for Determining

Annuity Unit Value of

Separate Account D

Annuity Unit Value =	A x B x C
Where:

A	=	Annuity Unit Value of the immediately preceding Valuation Period. Assume	=	$1.10071211
B	=	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated. Assume	=	1.00083530
C	=	A factor to neutralize the assumed interest rate of 3.0% built into the Annuity Tables used. Daily factor equals	=	0.99991902

Then, the Annuity Value is:
		$1.10071211 x 1.00083530 x .99991902 = $1.10154232

EXAMPLE B

Formula and Illustration for Determining

Amount of First Monthly Variable Annuity Payment from

Separate Account D

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:
A	=	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume	=	$20,000.00
B	=	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract. Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000

7

EXAMPLE C

Formula and Illustration for Determining

the Number of Annuity Units for Separate Account D

Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:
A	=	The dollar amount of the first monthly Variable Annuity Payment. Assume	=	$128.00
B	=	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date. Assume	=	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining

the Amount of Second and Subsequent Monthly Variable

Annuity Payments From Separate Account D

Second Monthly Variable Annuity Payment =	A x B

Where:

A	=	The Number of Annuity Units represented by each monthly Variable Annuity Payment. Assume	=	116.61488844
B	=	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due. Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

8

Nassau Life

Insurance Company

(a wholly owned subsidiary of

The Nassau Companies of New York)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2022, 2021 and 2020

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

The Board of Directors

Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31,2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule – reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

March 31, 2023

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2022	2021
Assets:

Bonds	$6,786,742	$7,160,859

Contract loans	2,475,823	2,496,494

Real estate, at depreciated cost	27,148	29,164

Preferred stock	44,674	54,061

Common stock	27,213	34,209

Mortgage loans	521,338	568,927

Cash, cash equivalents and short-term investments	123,535	75,157

Other invested assets	423,100	476,136

Receivables for securities	2,847	24,013

Derivative collateral	70,474	26,229

Total cash and invested assets	10,502,894	10,945,249

Deferred and uncollected premiums	59,132	63,697

Due and accrued investment income	166,792	159,237

Reinsurance recoverables	5,772	6,601

Deferred tax asset	44,325	46,794

Receivables from affiliates	18,463	7,717

Other assets	9,467	13,925

Separate account assets	2,144,688	2,771,232

Total assets	$12,951,533	$14,014,452

Liabilities:

Reserves for future policy benefits	9,302,905	9,639,615

Policyholders’ funds	392,820	402,102

Dividends to policyholders	112,411	95,367

Policy benefits in course of settlement	115,638	183,115

Amounts payable on reinsurance	27,041	37,987

Accrued expenses and general liabilities	73,248	62,544

Current federal and foreign income tax	15,405	18,876

Reinsurance funds withheld liability	197,028	205,811

Interest maintenance reserve (“IMR”)	79,229	99,131

Transfers to (from) separate account due and accrued	(22,916)	(29,866)

Asset valuation reserve (“AVR”)	126,075	152,160

Separate account liabilities	2,144,688	2,771,232

Total liabilities	12,563,572	13,638,074

Capital and surplus:

Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000

Paid-in surplus	249,069	254,832

Surplus notes	126,392	126,365

Special surplus funds	2,500	2,500

Unassigned surplus	—	(17,319)

Total surplus	387,961	376,378

Total liabilities, capital and surplus	$12,951,533	$14,014,452

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Income:

Premium and annuity considerations	$291,749	$290,877	$305,951

Net investment income	577,985	670,422	573,404

Commissions and expense allowances on reinsurance ceded	14,161	13,817	13,795

Reserve adjustments on reinsurance ceded	(238,878)	(209,653)	(218,559)

Fees associated with separate account and other miscellaneous income	89,482	102,649	84,030

Total income	734,499	868,112	758,621

Current and future benefits:

Death benefits	464,554	470,374	533,380

Disability and health benefits	2,457	2,686	2,323

Annuity benefits and matured endowments	36,293	30,999	23,224

Surrender benefits	410,233	416,855	401,083

Interest on policy or contract funds	11,086	8,715	10,090

Settlement option payments	15,735	10,318	10,225

Net transfers to (from) separate accounts, net of reinsurance	(135,770)	(195,245)	(159,521)

Change in reserves for future policy benefits and policyholders’ funds	(337,183)	(178,913)	(250,251)

Total current and future benefits	467,405	565,789	570,553

Operating expenses:

Direct commissions	3,963	4,938	4,773

Commissions and expense allowances on reinsurance assumed	5,167	5,366	2,023

Premium, payroll and miscellaneous taxes	9,101	8,128	9,306

Other operating expenses	82,794	115,365	120,802

Total operating expenses	101,025	133,797	136,904

Net gain (loss) from operations before dividends and federal income taxes	166,069	168,526	51,164

Dividends to policyholders	78,002	57,291	60,967

Net gain from operations after dividends and before federal income taxes	88,067	111,235	(9,803)

Federal and foreign income tax expense (benefit)	10,282	20,500	(38,902)

Net gain from operations before realized capital gains (losses)	77,785	90,735	29,099

Realized capital gains (losses), net of income taxes and IMR	12,158	(3,354)	(40,813)

Net income (loss)	89,943	87,381	(11,714)

Changes in capital and surplus:

Change in unrealized capital gains (loss), net of tax	(55,563)	2,931	(6,621)

Change in deferred income taxes	(2,721)	(5,903)	(7,851)

Change in non-admitted assets	(18,254)	15,045	(10,484)

Change in asset valuation reserve	26,085	(12,890)	21,414

Change in surplus notes	26	26	26

Dividends to stockholder	(14,236)	(20,000)	—

Capital and paid-in surplus	(5,764)	—	—

Other surplus changes, net	(7,933)	14,450	(13,796)

Merger adjustments	—	—	(4,098)

Net increase (decrease) in capital and surplus	11,583	81,040	(33,124)

Capital and surplus, beginning of year	376,378	295,338	328,462

Capital and surplus, end of year	$387,961	$376,378	$295,338

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Cash provided by (used for) operations:

Premiums	$358,879	$357,324	$386,925

Investment and other income	784,424	923,243	615,274

Claims and benefits	(1,443,430)	(1,326,302)	(1,133,784)

Dividends paid	(90,841)	(100,329)	(123,147)

Commissions and other expenses	(90,562)	(117,719)	(116,323)

Net transfers from separate accounts	142,720	198,895	159,392

Federal income taxes recovered (paid)	(16,327)	6,453	(9,343)

Net cash provided by (used for) operations	(355,137)	(58,435)	(221,006)

Cash provided by (used for) investments:

Proceeds from sales, maturities and repayments of bonds	860,702	1,142,977	1,767,322

Proceeds from sales, maturities and repayments of stocks	14,954	64,015	61,027

Proceeds from sales, maturities and repayments of mortgage loans	102,695	35,373	6,989

Proceeds from sales, maturities and repayments of other invested assets	296,214	39,793	32,377

Proceeds from sales, maturities and repayments of other investments	—	—	14,292

Cost of bonds acquired	(571,070)	(949,095)	(1,160,128)

Cost of stocks acquired	(4,117)	(16,958)	(241,290)

Cost of mortgage loans acquired	(55,370)	(105,805)	(106,217)

Cost of other invested assets acquired	(167,420)	(91,518)	(72,653)

Cost of other investments acquired	(71,198)	(12,414)	(3,252)

Net decrease (increase) in contract loans	20,672	(24,258)	(30,510)

Net cash provided by (used for) investments	426,062	82,110	267,957

Cash provided by (used for) financing and miscellaneous sources:

Capital and paid-in surplus	(5,764)	—	—

Net deposits (withdrawals) of deposit-type contracts	(13,038)	(49,978)	(11,916)

Dividends to stockholder	(14,236)	(20,000)	—

Other cash provided (applied)	10,491	(29,551)	(1,720)

Net cash provided by (used for) financing and miscellaneous uses	(22,547)	(99,529)	(13,636)

Net increase (decrease) in cash and short-term investments	48,378	(75,854)	33,315

Cash and short-term investments, beginning of year	75,157	151,011	117,696

Cash and short-term investments, end of year	$123,535	$75,157	$151,011

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.	Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On November 18, 2022, the Company announced the signing of a definitive agreement to acquire Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company. The transaction is expected to close in the second half of 2023 and is subject to customary closing conditions, including receipt of regulatory approvals.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.	Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•

The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.

•	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

•	Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

•

For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

•

For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.

•

Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U. S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.

•	Statutory reserves are based on different assumptions than they are under U.S. GAAP.

•	For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.

•	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

•	Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

•

The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U. S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. The Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.

•	merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and

•	acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including economic and health impacts stemming from COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 86, Derivatives, and the corresponding Exhibit A, which adopts with modification U.S. GAAP guidance in determining hedge effectiveness and measurement guidance for excluded components. These revisions have an effective date of January 1, 2023, and the Company is assessing the impact on the its financial position and results of operations.

In 2022, the Statutory Accounting Principles Working Group of the NAIC adopted Interpretation (“INT”) 22-02. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

The Company did not adopt any accounting standards during 2022 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2022, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was $0, $(0.1) million and $0 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.8 million and $0.7 million due and accrued investment income non-admitted at December 31, 2022 and 2021, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2022 and 2021 were $78.1 million and $59.8 million, respectively. Changes for the years ended December 31, 2022, 2021 and 2020 increased (decreased) surplus by $(18.3) million, $15.0 million and $(10.5) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2022, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $37.8 million in 2023.

During 2022, 2021 and 2020, the Company paid cash dividends of $20.0 million (of which $5.8 million was treated as a return of capital/surplus in accordance with SSAP No. 72), $20.0 million and $0, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $4.3 million, $9.1 million and $7.2 million for 2022, 2021 and 2020, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $0.9 million and $1.0 million for 2022, 2021 and 2020, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2022, 2021 and 2020, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $(44.3) million, $26.3 million and $7.4 million as of December 31, 2022, 2021 and 2020, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•	Non-cash investment transactions, such as tax-free exchanges;

•	Accretion of amortization or accrual of discount for investments;

•	Depreciation expense;

•	Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and

•	Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020:

•	$21.2 million, $11.8 million and $68.2 million of non-cash investment exchanges as of December 31, 2022, 2021 and 2020, respectively.

3.	Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.	Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$224,931	$2	$(71,782)	$153,151
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	31,562	151	(2,420)	29,293
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	385,650	725	(44,869)	341,506
Industrial and miscellaneous (unaffiliated)	4,216,060	17,512	(509,456)	3,724,116
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	133,988	48	(13,677)	120,359
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936

Total bonds	$6,786,742	$22,903	$(865,713)	$5,943,932

Preferred stock	$44,674	$479	$(2,074)	$43,079

Common stock	$27,213	$—	$—	$27,213

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329

Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400

Common stock	$34,209	$—	$—	$34,209

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2022 and 2021.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$68,447	$(7,583)	$84,571	$(64,199)	$153,018	$(71,782)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	22,355	(2,420)	—	—	22,355	(2,420)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	276,264	(33,571)	24,484	(11,298)	300,748	(44,869)
Industrial and miscellaneous (unaffiliated)	3,147,106	(464,101)	136,940	(45,355)	3,284,046	(509,456)
Parent, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	90,721	(10,202)	24,096	(3,475)	114,817	(13,677)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)

Total bonds	$4,673,493	$(642,436)	$611,764	$(223,277)	$5,285,257	$(865,713)

Number of positions at unrealized loss		1,912		305		2,217

The Company reported $10.6 million and $10.4 million of gross unrealized gains and $(0.1) million and $(0.3) million of gross unrealized losses related to common stock for the periods ended December 31, 2022 and 2021, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, there are 31 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.4 million. Securities in an unrealized loss position for over 12 months consisted of 305 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parents, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)

Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)

Number of positions at unrealized loss		310		81		391

For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds as of December 31, 2022 by maturity are shown below.

	Carrying Value	Fair Value
Due in one year or less	$122,622	$119,826
Due after one year through five years	1,521,081	1,388,288
Due after five years through ten years	1,510,582	1,381,164
Due after ten years	3,632,457	3,054,654

Total	$6,786,742	$5,943,932

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $32.2 million and $15.3 million as of December 31, 2022 and 2021, respectively. OTTIs were $13.0 million, $27.8 million and $33.2 million in 2022, 2021 and 2020, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2022, 2021 and 2020, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2022	2021

Real estate	$27,148	$29,164

Total real estate	$27,148	$29,164

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2022 and 2021, the Company had $521.3 million and $568.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2022 and 2021 were $1.6 million and 1.5 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2022	2021

	(in millions)
Industrial	$60.1	$55.3
Multifamily	105.5	146.6
Office	96.5	87.5
Retail	131.3	140.1
Self-storage	49.7	44.1
Warehouse	46.0	46.5
Other	33.8	50.3

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2022	2021

	(in millions)
East North Central	$66.1	$90.4
Middle Atlantic	15.3	26.1
Mountain	83.8	84.8
New England	15.4	15.5
Pacific	133.0	136.6
South Atlantic	116.5	117.4
West North Central	52.4	17.8
West South Central	40.4	81.8

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.2	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	16.0	12.5	—	154.5
60% - 70%	33.3	6.5	21.9	13.4	14.5	—	89.6
70% - 80%	—	—	39.5	—	5.9	10.9	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1

Total	$227.5	$67.4	$137.2	$34.3	$41.1	$13.7	$521.3

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4

Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $413.1 million CM1 loans, $101.4 million CM2 loans and $8.4 million CM3 loans as of December 31, 2022. The Company held $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2022 and 2021 was 68.83% and 100%, respectively. As of December 31, 2022 and 2021, all loans were current.

During 2022, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2022, 2021 and 2020.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2022	2021
Private equity	$21,853	$92,374
Mezzanine partnerships	2,300	17,167
Infrastructure funds	—	5,712
Hedge funds	—	430
Collateralized fund obligation	47,083	90,418
Mortgage and real estate	22,386	5,984
Direct equity	122,991	143,499
Credit funds	19,259	43,108
Other alternative assets	187,228	77,444

Total other invested assets	$423,100	$476,136

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $122.8 million and $118.3 million as of December 31, 2022 and 2021, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2022	2021

	(in thousands)

Swaps:
Notional amount	$300,000	$300,000
Fair value	$(57,720)	$(13,279)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,199	$11,880
Fair value	$(81)	$(102)
Carrying value	$(81)	$(102)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $82.3 million and $36.1 million as of December 31, 2022 and 2021, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. As of December 31, 2022, the Company had no outstanding borrowings with the FHLB and no amounts pledged. During 2022, the Company had maximum borrowings of $4.8 million. The Company has determined the estimated maximum borrowing capacity as $644.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. The Company owned $5.0 million and $2.1 million of FHLB capital stock as of December 31, 2022 and 2021, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	3	13	$16,114	$9,749	$16,114	$12,642
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	1,818	1,740
(4) Preferred Stock - Fair Value	6	8	4,628	9,392	4,628	9,392

(5) Total (1+2+3+4)	10	22	$22,080	$20,479	$22,560	$23,774

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2022, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Prudential Financial Inc., Berkshire Hathaway Inc., Oracle Corporation, HP Communities LLC. and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2022	2021	2020

Bonds	$296,698	$321,875	$344,089
Contract loans	214,683	198,128	191,145
Cash and short-term investments	4,120	913	1,253
Real estate, net of expenses	4,676	5,266	5,075
Preferred stock	2,388	3,357	3,397
Common stock	362	3,032	120
Mortgage loans	24,621	22,169	20,447
Other invested assets	56,212	132,901	25,037
Derivative instruments	(1,796)	2,335	851
Miscellaneous income	—	—	93
Amortization of IMR	15,834	16,662	12,987
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	30,727	27,130	22,004

Net investment income	$577,985	$670,422	$573,404

For the year ended December 31, 2022, the Company had 10 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.4 million. For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2022	2021	2020	2022	2021	2020
Bonds	$(3,663)	$(14,226)	$(26,634)	$4,900	$(581)	$(4,453)
Preferred stock	(3,495)	693	(7,725)	(5,434)	3,296	44
Common stock	2,072	24,850	(7,525)	320	(15,063)	4,584
Mortgage loans	(117)	9	(668)	—	—	—
Other invested assets	18,983	(9,897)	547	(70,139)	16,160	(8,558)
Derivative instruments	900	(1,944)	14,340	20	(102)	(191)
Foreign exchange	—	—	1	—	—	193
Miscellaneous	52	226	11	—	—	—

	14,732	(289)	(27,653)	(70,333)	3,710	(8,381)
Income tax benefit (expense)	(2,574)	(3,065)	(13,160)	14,770	(779)	1,760

Net capital gains (losses)	$12,158	$(3,354)	$(40,813)	$(55,563)	$2,931	$(6,621)

Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.0 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets or $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2022	2021	2020

Proceeds from sales	$860,652	$1,217,162	$1,822,763
Gross gains on sales	23,082	91,173	92,417
Gross losses on sales	(35,492)	35,631	97,664

Investments in affiliates

The Company’s subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., have no underlying value ascribed to them. There was no subsidiary equity that was admitted as of December 31, 2022 and 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

5.	Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2022	2021

Life insurance	$8,670,891	$8,937,134
Health insurance	19,184	21,224

Total life and health insurance	8,690,075	8,958,358

Annuities	803,421	896,591

Subtotal	9,493,496	9,854,949
Supplementary contracts with life contingencies	104,208	104,686
All other	—	—

Total before reinsurance ceded	9,597,704	9,959,635
Less: Reinsurance ceded	294,799	320,020

Reserves for future policy benefits	$9,302,905	$9,639,615

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2022 and 2021, the Company had $0.7 billion and $0.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2022 and 2021, the Company carried an associated premium deficiency reserve of $4.4 million and $4.6 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$3,201	$—	$32,303	2%
- at book value less surrender charge of 5% or more	31,450	—	—	31,450	2%
- at market value	—	—	588,968	588,968	41%

Total with market value adjustment or at fair value	60,552	3,201	588,968	652,721	45%
- at book value (minimal or no charge or adjustment)	516,207	—	—	516,207	35%
Not subject to discretionary withdrawal	294,114	—	4,808	298,922	20%

Total individual annuity actuarial reserves	870,873	3,201	593,776	1,467,850	100%

Less: Reinsurance ceded	7,798	—	—	7,798

Total individual annuity actuarial reserves, net of reinsurance	$863,075	$3,201	$593,776	$1,460,052

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,648	$—	$—	$27,648

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%

Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%

Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%

Less: Reinsurance ceded	14,238	—	—	14,238

Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	411	411	1%

Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%

Total group annuity actuarial reserves	36,755	—	411	37,166	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	1,446	1,446	3%

Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%

Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	460	460	— %

Total with market value adjustment or at fair value	—	—	460	460	— %
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	99%
Not subject to discretionary withdrawal	5,601	—	—	5,601	1%

Total deposit fund liabilities	392,820	—	460	393,280	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$392,820	$—	$460	$393,280

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	692	692	— %

Total with market value adjustment or at fair value	—	—	692	692	— %
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%

Total deposit fund liabilities	402,102	—	692	402,794	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2022:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$795,622
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,208
Exhibit 7, Deposit-type contracts, line 14, column 1	392,820

Subtotal	1,292,650

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	593,156
Exhibit 3, Line 0399999, column 2	4,232
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	460

Subtotal	597,848

Combined total	$1,890,498

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	20,392	19,761	68,906	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	82,896	82,450	83,716	699,738	684,814	687,562
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,381	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	17,008	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,334	XXX	XXX	—

Total (gross: direct + assumed)	8,113,405	8,106,356	8,670,891	1,541,750	1,520,678	1,523,925
Less: Reinsurance ceded	184,387	184,387	267,878	—	—	—

Total, net	$7,929,018	$7,921,969	$8,403,013	$1,541,750	$1,520,678	$1,523,925

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—

Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Reconciliation of total life insurance reserves for the year ended December 31, 2022:

Amount
Exhibit 5, Life insurance section, total (net)	$8,360,081
Exhibit 5, Accidental death benefits section, total (net)	512
Exhibit 5, Disability active lives section, total (net)	6,561
Exhibit 5, Disability disabled lives section, total (net)	13,933
Exhibit 5, Miscellaneous reserves section, total (net)	21,926

Subtotal	8,403,013

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,523,925
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—

Subtotal	1,523,925

Combined total	$9,926,938

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $6.2 million and $5.5 million as of December 31, 2022 and 2021, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $58.9 million and $65.4 million at December 31, 2022 and 2021, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.2 billion as of December 31, 2022 and 2021, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•

For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.

•	NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2022	2021	2020

Direct premiums and annuity considerations	$360,483	$365,653	$397,013
Reinsurance assumed - non-affiliate	7,376	8,375	8,260
Reinsurance assumed - affiliate	25,754	26,752	23,260
Reinsurance ceded - non-affiliate	(96,992)	(104,132)	(116,744)
Reinsurance ceded - affiliate	(4,872)	(5,771)	(5,838)

Net premiums and annuity considerations	$291,749	$290,877	$305,951

Direct commissions and expense allowance	$3,963	$4,938	$4,773
Reinsurance assumed - non-affiliate	310	314	301
Reinsurance assumed - affiliate	4,857	5,052	1,722
Reinsurance ceded - non-affiliate	(4,751)	(4,905)	(5,296)
Reinsurance ceded - affiliate	(9,410)	(8,912)	(8,399)

Net commissions and expense allowance	$(5,031)	$(3,513)	$(6,899)

Direct policy and contract claims incurred	$672,986	$654,724	$756,698
Reinsurance assumed - non-affiliate	102,812	30,373	49,865
Reinsurance assumed - affiliate	20,736	29,565	17,903
Reinsurance ceded - non affiliate	(195,859)	(176,944)	(230,480)
Reinsurance ceded - affiliate	(81,636)	(23,340)	(35,060)

Net policy and contract claims incurred	$519,039	$514,378	$558,926

Direct policy and contract claims payable	$107,572	$159,897
Reinsurance assumed - non-affiliate	37,087	44,943
Reinsurance assumed - affiliate	793	727
Reinsurance ceded - non-affiliate	(29,814)	(22,452)

Net policy and contract claims payable	$115,638	$183,115

Direct life insurance in force	$30,530,128	$33,324,834
Reinsurance assumed	3,036,110	3,033,651
Reinsurance ceded	(12,432,210)	(13,695,599)

Net insurance in force	$21,134,028	$22,662,886

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $8.3 million, $14.0 million and $23.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.7 million, $0.8 million and $0.8 million in 2022, 2021 and 2020, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.7 million as of December 31, 2022, payable as follows: 2023 - $0.5 million; 2024 -$0.2 million; 2025 - $0; 2026 - $0 and 2027 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2022, 2021 and 2020 was $0, $1.9 million and $2.1 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $0 as of December 31, 2022 and 2021, respectively.

8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2022 and 2021 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2022 and 2021 was $4.9 million and $4.8 million, respectively. Depreciation for the years ended December 31, 2022, 2021 and 2020 was $0.1 million, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0.1 million and $0.2 million as of December 31, 2022 and 2021, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,611	58,885

Total	$59,942	$59,131

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093

Total	$64,656	$63,697

10.   Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/ transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $2,144.7 million and $2,771.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $1.2 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.3 million, $0.4 million, $0.2 million, $0.2 million and $0.6 million for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. The general account paid $0.3 million, $0.5 million, $0.5 million, $0.2 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,121.7 million and $2,740.0 million as of December 31, 2022 and 2021, respectively. Separate account premiums and other considerations received were $45.4 million, $51.8 million and $56.2 million for the years ended December 31, 2022 and 2021, and 2020 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $154.8 million, $202.6 million and $177.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2022	2021	2020
Transfers to separate accounts	$45,398	$51,813	$56,232
Transfers from separate accounts	(181,168)	(246,142)	(215,831)
Other	—	(916)	78
Net transfers from separate account	(135,770)	(195,245)	(159,521)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(135,770)	$(195,245)	$(159,521)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$162,501	$13,447	$175,948	$163,060	$7,622	$170,682	$(559)	$5,825	$5,266
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	162,501	13,447	175,948	163,060	7,622	170,682	(559)	5,825	5,266

Less: Deferred tax assets non-admitted	67,043	1,570	68,613	52,180	—	52,180	14,863	1,570	16,433

Subtotal net admitted deferred tax assets	95,458	11,877	107,335	110,880	7,622	118,502	(15,422)	4,255	(11,167)
Less: Deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Net deferred tax assets	$44,325	$—	$44,325	$57,828	$(11,034)	$46,794	$(13,503)	$11,034	$(2,469)

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	51,545	XXX	XXX	49,438	XXX	XXX	2,107
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Deferred tax assets admitted as the result of application of SSAP 101	$95,458	$11,877	$107,335	$110,880	$7,622	$118,502	$(15,422)	$4,255	$(11,167)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	822%	726%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$329,584

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$162,501	$13,447	$163,060	$7,622	$(559)	$5,825
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$95,458	$11,877	$110,880	$7,622	$(15,422)	$4,255
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
Current income tax:
Federal	$10,282	$20,500	$(10,218)

Subtotal	10,282	20,500	(10,218)
Federal income tax on net capital gains	2,574	3,066	(492)

Federal and foreign income tax expense (benefit) incurred	$12,856	$23,566	$(10,710)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,065	$46,664	$(599)
Investments	56,578	58,174	(1,596)
Deferred acquisition costs	25,719	27,471	(1,752)
Policyholder dividends accrual	23,319	19,868	3,451
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,463	3,878	(415)
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,868	5,516	352

Subtotal	162,501	163,060	(559)
Non-admitted	67,043	52,180	14,863

Admitted ordinary deferred tax assets	$95,458	$110,880	$(15,422)

Capital:
Investments	$12,584	$6,759	$5,825
Other (including items <5% of total capital tax assets)	863	863	—

Subtotal	13,447	7,622	5,825
Admitted capital deferred tax assets	11,877	7,622	4,255

Admitted deferred tax assets	$107,335	$118,502	$(11,167)

Deferred tax liabilities:
Ordinary:
Investments	$28,417	$25,471	$2,946
Fixed assets	2,073	2,447	(374)
Compensation	5,543	5,543	—
Policyholder reserves	14,951	19,442	(4,491)
Other (including items <5% of total ordinary tax liabilities)	149	149	—
Subtotal	51,133	53,052	(1,919)

Capital:
Investments	11,877	18,656	(6,779)
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	11,877	18,656	(6,779)

Deferred tax liabilities	63,010	71,708	(8,698)

Net admitted deferred tax assets (liabilities)	$44,325	$46,794	$(2,469)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2022
			Effective
	Amount	Tax Effect	Tax Rate

Income before taxes	$102,799	$21,588	21.0%
Interest maintenance reserve	(19,903)	(4,180)	(4.1%)
Dividends received deduction	(2,800)	(588)	(0.6%)
Return to provision	(4,496)	(944)	(0.9%)
Change in non-admitted assets	(2,546)	(535)	(0.5%)
Other, including prior year true-up	1,121	235	0.2%

Total statutory income tax	$74,175	$15,577	15.2%

Federal income taxes incurred		$12,312	12.0%
Tax on capital gains/(losses)		2,574	2.5%
Prior year overaccrual/(underaccrual)		(2,030)	(2.0%)
Change in net deferred income tax expense/(benefit)		2,721	2.6%

Total statutory income tax		$15,577	15.2%

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%

Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%

Total statutory income tax		$29,468	26.6%

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate
Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%

Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)

Total statutory income tax		$(17,891)	47.8%

Carryforwards, recoverable taxes and IRC 6603 deposits:

		2022	2021

The Company had net operating loss carryforwards of		$—	$—
The Company had capital loss carryforwards of		—	—

The Company had no net operating losses as of December 31, 2022.

The Company has no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company’s U.S. federal income tax return for years 2018 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2022 and 2021. As of December 31, 2022, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2022:

The Nassau Companies

The Nassau Companies of New York, Inc.

PM Holdings, Inc.

Nassau Life Insurance Company

Phoenix Founders, Inc.

Nassau Re Imagine

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2022 and 2021. Accordingly, the BEAT liability was $0 for the years ended December 31, 2022 and 2021.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

12. Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.1 million, $94.9 million and $97.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts receivable from/(payable to) NCNY were $2.1 million and $(2.1) million as of December 31, 2022 and 2021, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.7 million, $3.2 million and $2.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2022 and 2021.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.7 million, $3.6 million and $4.3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commissions paid by the Company on behalf of NLA were $101.2 million, $87.8 million and $74.9 million for the years ended December 31, 2022, 2021 and 2020. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $24.8 million, $22.5 million and $17.8 million as of December 31, 2022, 2021 and 2020, respectively. Amounts payable to NAMCO were $0 and $0.3 million for the years ended December 31, 2022 and 2021, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd. and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $94.1 million par with a fair value of $42.6 million and $96.7 million par with a fair value of $61.1 million at December 31, 2022 and 2021, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $77.6 million and $49.2 million at December 31, 2022 and 2021, respectively, and a fair value of $53.8 million and $36.4 million at December 31, 2022 and 2021, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.5 million and $12.4 million at December 31, 2022 and 2021, respectively, and a fair value of $8.5 million and $12.5 million at December 31, 2022 and 2021, respectively, and recognized $0.8 million and $0.9 million of net investment income for the years ended December 31, 2022 and 2021, respectively. The Company’s equity investment in Nassau CFO was $47.1 million and $90.4 million at December 31, 2022 and 2021, respectively, and the Company recorded net investment income from Nassau CFO of $22.8 million and $97.1 million for the years ended December 31, 2022 and 2021, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company’s investment in Nassau Private Credit Onshore Fund LP has a fair value of $10.8 million and a remaining commitment of $17.1 million as of December 31, 2022.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company’s investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.0 million and fair value of $7.0 million at December 31, 2022. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $77.4 million and fair value of $77.4 million at December 31, 2022.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2022, no amounts were overdue.

13. Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$2,502	$2,352	$4,854
Preferred stock	—	20,249	7,051	27,300
Common stock [1]	—	—	27,213	27,213

Subtotal	—	22,751	36,616	59,367

Other long-term assets	—	20,045	81,349	101,394
Separate account assets	2,141,429	3,259	—	2,144,688

Total assets at fair value	$2,141,429	$46,055	$117,965	$2,305,449

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$57,801

Total liabilities at fair value	$—	$57,801	$—	$57,801

[1] Includes $5,000 Class A Membership FHLB common stock.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209

Subtotal	—	28,936	84,308	113,244

Separate account assets	2,767,518	3,714	—	2,771,232

Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380

Total liabilities at fair value	$—	$13,380	$—	$13,380

[1] Includes $2,142 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2022	2021
Level 3 Assets:
Balance, beginning of period	$84,308	$73,254
Purchases	82,265	21,544
Sales	(11,600)	(37,718)
Transfers into Level 3	13,207	38,998
Transfers out of Level 3	(40,341)	(3,586)
Realized gains (losses)	(3,107)	13,404
Unrealized gains (losses)	(6,767)	(21,588)

Balance, end of period	$117,965	$84,308

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2022 and 2021 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2022 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2021 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2022 and 2021.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,943,932	$6,786,742	$—	$4,145,433	$1,798,499	$—
Preferred stock	43,079	44,674	—	28,255	14,824	—
Common stock	27,213	27,213	—	—	27,213	—
Mortgage loans	463,839	521,338	—	—	463,839	—
Surplus debentures & capcos	175,734	187,228	—	89,392	86,342	—
Cash, cash equivalents & short terms	122,636	123,535	63,252	8,205	51,179	—
Derivatives	(57,801)	—	—	(57,801)	—	—
Separate account assets	2,144,688	2,144,688	2,141,429	3,259	—	—

Total financial instruments	$8,863,320	$9,835,418	$2,204,681	$4,216,743	$2,441,896	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—

Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2022 and 2021, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14. Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2022 and 2021 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—

Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$180.7	N/A	$—	$48.3	12/15/2034

Total	$9.1	$180.7		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/ Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N

Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus
2016	$ —	$ (896.9)

15. Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

16. Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2022, the Company had unfunded commitments of $122.8 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2022, the Company had open commitments of $8.0 million.

17. Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2022 and 2021, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2022	2021	2022	2021
Swaps	$311,199	$300,000	$—	$—

Total	$311,199	$300,000	$—	$—

*	Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2022 and 2021, the Company posted $70.7 million and $26.3 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18. Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2022 and 2021 were $2.5 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

19. The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC
Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

For 2020, the merger adjustments line includes $4.1 million as a reduction to capital and surplus related to FLIAC’s net income and other surplus changes.

20. Subsequent Events

The Company evaluated events subsequent to December 31, 2022 and through March 31, 2023, the date of issuance of these financial statements. Subsequent events requiring additional disclosure are as follows:

FHLB Advance

On January 3, 2023, NNY entered into a funding agreement with the FHLB of Boston in the amount of $180 million. The advance is for a term of four years at a floating interest rate with a 28-day reset and is being used for spread lending purposes.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$224,931	$153,150	$224,931
States, municipalities and political subdivisions	31,562	29,293	31,562
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,124,595	5,424,364	6,158,888
Redeemable preferred stock	47,320	43,079	44,674

Total fixed maturities	6,534,062	5,739,842	6,565,709
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213

Total equity securities	16,796	27,213	27,213
Mortgage loans	521,338	462,233	521,338
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,475,823	XXX	2,475,823
Other invested assets [2]	427,209	415,715	423,100
Cash and short-term investments	123,534	123,527	123,535
Receivables for securities	2,847	XXX	2,847

Total cash and invested assets	$10,128,757		$10,166,713

[1]	Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061

Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209

Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242

Total cash and invested assets	$10,739,781		$10,728,930

[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.

[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2022:
Insurance Segment	$9,808,136	$115,638	$291,749	$577,985	$467,405	$101,025

2021:
Insurance Segment	$10,137,084	$183,115	290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2022	$30,530,128	$12,432,210	$3,036,110	$21,134,028	14%
2021	33,324,834	13,695,599	3,033,651	22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%

Life insurance premiums:
2022	$360,483	$101,864	$33,130	$291,749	11%
2021	365,653	109,903	35,127	290,877	12%
2020	397,013	122,582	31,520	305,951	10%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

December 31, 2022

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Goldman Sachs VIT Government Money Market			Delaware VIP Fund for Income			Delaware VIP Growth & Income			Delaware VIP Special Situations

Assets:
Investments at fair value	$		4,420,550	$		13,685,588	$		38,542,454	$		15,339,437

Total assets	$		4,420,550	$		13,685,588	$		38,542,454	$		15,339,437

Total net assets	$		4,420,550	$		13,685,588	$		38,542,454	$		15,339,437

Units outstanding			416,861			635,603			885,004			475,166

Investment shares held			4,420,188			2,577,322			1,247,718			508,416

Investments at cost	$		4,420,550	$		16,306,912	$		38,877,455	$		14,426,806

		Unit Value	Units Outstanding		Unit Value	Units Outstanding		Unit Value	Units Outstanding		Unit Value	Units Outstanding

Variable Annuity Fund D		$10.604	416,861		$21.532	635,603		$43.550	885,004		$32.281	475,166

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

(Continued)

	Delaware VIP International			Delaware VIP Growth Equity			Delaware VIP Investment Grade			Delaware VIP Limited Duration Bond

Assets:
Investments at fair value	$		13,138,991	$		16,208,307	$		9,571,474	$		4,812,494

Total assets	$		13,138,991	$		16,208,307	$		9,571,474	$		4,812,494

Total net assets	$		13,138,991	$		16,208,307	$		9,571,474	$		4,812,494

Units outstanding			553,990			650,024			479,666			535,246

Investment shares held			879,449			1,033,040			1,126,058			541,338

Investments at cost	$		16,404,529	$		15,805,956	$		11,927,203	$		5,097,980

		Unit Value	Units Outstanding		Unit Value	Units Outstanding		Unit Value	Units Outstanding		Unit Value	Units Outstanding

Variable Annuity Fund D		$23.717	553,990		$24.935	650,024		$19.954	479,666		$8.991	535,246

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

(Continued)

	Delaware VIP Opportunity			Delaware VIP Total Return			Delaware VIP Equity Income

Assets:

Investments at fair value	$		14,193,069	$		15,903,340	$		17,858,635

Total assets	$		14,193,069	$		15,903,340	$		17,858,635

Total net assets	$		14,193,069	$		15,903,340	$		17,858,635

Units outstanding			662,444			1,100,098			486,835

Investment shares held			869,138			1,397,474			1,029,885

Investments at cost	$		12,797,771	$		16,711,291	$		16,914,805

		Unit Value	Units Outstanding		Unit Value	Units Outstanding		Unit Value	Units Outstanding

Variable Annuity Fund D		$21.425	662,444		$14.456	1,100,098		$36.682	486,835

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations

Income:
Dividends	$70,761	$900,791	$984,555	$125,981
Expenses:
Mortality and administrative expenses	65,947	220,502	589,116	245,544

Net investment income (loss)	4,814	680,289	395,439	(119,563)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(517,283)	(199,275)	541,666
Realized gain distributions	-	242,628	4,252,021	953,235

Realized gain (loss)	-	(274,655)	4,052,746	1,494,901

Change in unrealized appreciation (depreciation) during the year	-	(2,632,099)	(3,832,541)	(4,062,153)

Net increase (decrease) in net assets from operations	$4,814	$(2,226,465)	$615,644	$(2,686,815)

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond

Income:
Dividends	$221,332	$-	$415,130	$124,479
Expenses:
Mortality and administrative expenses	205,353	270,744	156,349	82,397

Net investment income (loss)	15,979	(270,744)	258,781	42,082

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(498,888)	1,333,841	(419,664)	(101,545)
Realized gain distributions	1,223,937	3,856,920	173,378	-

Realized gain (loss)	725,049	5,190,761	(246,286)	(101,545)

Change in unrealized appreciation (depreciation) during the year	(4,057,303)	(11,851,244)	(2,432,962)	(305,133)

Net increase (decrease) in net assets from operations	$(3,316,275)	$(6,931,227)	$(2,420,467)	$(364,596)

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income

Income:
Dividends	$38,153	$413,450	$458,347
Expenses:
Mortality and administrative expenses	229,250	262,729	272,809

Net investment income (loss)	(191,097)	150,721	185,538

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	768,337	124,421	421,390
Realized gain distributions	1,288,843	1,805,648	2,308,630

Realized gain (loss)	2,057,180	1,930,069	2,730,020

Change in unrealized appreciation (depreciation) during the year	(4,777,961)	(4,676,791)	(2,627,436)

Net increase (decrease) in net assets from operations	$(2,911,878)	$(2,596,001)	$288,122

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2022	2021	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,814	$(74,783)	$680,289	$745,507
Realized gain distributions	-	-	242,628	-
Realized gains (losses)	-	-	(517,283)	(18,254)
Unrealized appreciation (depreciation) during the year	-	-	(2,632,099)	(52,563)

Net increase (decrease) in net assets from operations	4,814	(74,783)	(2,226,465)	674,690

Contract transactions:
Net insurance premiums from contract owners	1,200	1,473	3,617	119,614
Transfers between subaccounts	332,094	(409,433)	(62,309)	1,306,635
Transfers for contract benefits and terminations	(916,338)	(529,952)	(2,919,590)	(3,199,515)
Contract maintenance charges	(2,021)	(2,090)	(4,888)	(5,628)

Net increase (decrease) in net assets resulting from contract transactions	(585,065)	(940,002)	(2,983,170)	(1,778,894)

Total increase (decrease) in net assets	(580,251)	(1,014,785)	(5,209,635)	(1,104,204)

Net assets at beginning of period	5,000,801	6,015,586	18,895,223	19,999,427

Net assets at end of period	$4,420,550	$5,000,801	$13,685,588	$18,895,223

	Delaware VIP Growth & Income		Delaware VIP Special Situations
	2022	2021	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$395,439	$218,351	$(119,563)	$(112,133)
Realized gain distributions	4,252,021	-	953,235	-
Realized gains (losses)	(199,275)	20,235	541,666	808,809
Unrealized appreciation (depreciation) during the year	(3,832,541)	8,875,657	(4,062,153)	5,373,253

Net increase (decrease) in net assets from operations	615,644	9,114,243	(2,686,815)	6,069,929

Contract transactions:
Net insurance premiums from contract owners	27,938	17,286	6,933	6,882
Transfers between subaccounts	(1,402,823)	(725,037)	(90,335)	(1,436,107)
Transfers for contract benefits and terminations	(8,531,926)	(8,200,324)	(3,461,680)	(3,134,146)
Contract maintenance charges	(17,420)	(18,661)	(6,552)	(7,434)

Net increase (decrease) in net assets resulting from contract transactions	(9,924,231)	(8,926,736)	(3,551,634)	(4,570,805)

Total increase (decrease) in net assets	(9,308,587)	187,507	(6,238,449)	1,499,124

Net assets at beginning of period	47,851,041	47,663,534	21,577,886	20,078,762

Net assets at end of period	$38,542,454	$47,851,041	$15,339,437	$21,577,886

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

(Continued)

	Delaware VIP International		Delaware VIP Growth Equity
	2022	2021	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$15,979	$(83,312)	$(270,744)	$(346,899)
Realized gain distributions	1,223,937	405,281	3,856,920	1,086,164
Realized gains (losses)	(498,888)	161,437	1,333,841	2,050,697
Unrealized appreciation (depreciation) during the year	(4,057,303)	600,347	(11,851,244)	5,180,297

Net increase (decrease) in net assets from operations	(3,316,275)	1,083,753	(6,931,227)	7,970,259

Contract transactions:
Net insurance premiums from contract owners	16,248	84,376	7,468	120,486
Transfers between subaccounts	565,825	826,879	1,193,514	(458,170)
Transfers for contract benefits and terminations	(2,682,210)	(3,081,630)	(4,510,122)	(3,214,189)
Contract maintenance charges	(4,890)	(5,965)	(5,448)	(6,035)

Net increase (decrease) in net assets resulting from contract transactions	(2,105,027)	(2,176,340)	(3,314,588)	(3,557,908)

Total increase (decrease) in net assets	(5,421,302)	(1,092,587)	(10,245,815)	4,412,351

Net assets at beginning of period	18,560,293	19,652,880	26,454,122	22,041,771

Net assets at end of period	$13,138,991	$18,560,293	$16,208,307	$26,454,122

	Delaware VIP Investment Grade		Delaware VIP Limited Duration Bond
	2022	2021	2022	2021

Increase (decrease) in net assets from operations:
Net investment income (loss)	$258,781	$251,427	$42,082	$58,982
Realized gain distributions	173,378	492,475	-	-
Realized gains (losses)	(419,664)	34,773	(101,545)	21,361
Unrealized appreciation (depreciation) during the year	(2,432,962)	(1,108,483)	(305,133)	(242,211)

Net increase (decrease) in net assets from operations	(2,420,467)	(329,808)	(364,596)	(161,868)

Contract transactions:
Net insurance premiums from contract owners	10,678	5,315	468	3,618
Transfers between subaccounts	300,934	970,403	(473,505)	469,775
Transfers for contract benefits and terminations	(2,207,114)	(2,658,705)	(1,555,891)	(1,458,839)
Contract maintenance charges	(4,201)	(4,997)	(2,396)	(2,669)

Net increase (decrease) in net assets resulting from contract transactions	(1,899,703)	(1,687,984)	(2,031,324)	(988,115)

Total increase (decrease) in net assets	(4,320,170)	(2,017,792)	(2,395,920)	(1,149,983)

Net assets at beginning of period	13,891,644	15,909,436	7,208,414	8,358,397

Net assets at end of period	$9,571,474	$13,891,644	$4,812,494	$7,208,414

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

(Continued)

	Delaware VIP Opportunity		Delaware VIP Total Return
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(191,097)	$(44,977)	$150,721	$209,353
Realized gain distributions	1,288,843	344,624	1,805,648	-
Realized gains (losses)	768,337	1,256,523	124,421	524,230
Unrealized appreciation (depreciation) during the year	(4,777,961)	2,622,298	(4,676,791)	2,600,805

Net increase (decrease) in net assets from operations	(2,911,878)	4,178,468	(2,596,001)	3,334,388

Contract transactions:
Net insurance premiums from contract owners	3,760	4,917	707	3,977
Transfers between subaccounts	276,660	(844,067)	(221,199)	249,386
Transfers for contract benefits and terminations	(3,770,892)	(3,198,963)	(4,791,672)	(3,778,952)
Contract maintenance charges	(5,165)	(5,584)	(6,697)	(7,140)

Net increase (decrease) in net assets resulting from contract transactions	(3,495,637)	(4,043,697)	(5,018,861)	(3,532,729)

Total increase (decrease) in net assets	(6,407,515)	134,771	(7,614,862)	(198,341)

Net assets at beginning of period	20,600,584	20,465,813	23,518,202	23,716,543

Net assets at end of period	$14,193,069	$20,600,584	$15,903,340	$23,518,202

	Delaware VIP Equity Income
	2022	2021
Increase (decrease) in net assets from operations:
Net investment income (loss)	$185,538	$98,433
Realized gain distributions	2,308,630	-
Realized gains (losses)	421,390	611,436
Unrealized appreciation (depreciation) during the year	(2,627,436)	3,696,037

Net increase (decrease) in net assets from operations	288,122	4,405,906

Contract transactions:
Net insurance premiums from contract owners	20,021	3,674
Transfers between subaccounts	(514,253)	(246,288)
Transfers for contract benefits and terminations	(4,289,164)	(5,262,675)
Contract maintenance charges	(7,045)	(7,934)

Net increase (decrease) in net assets resulting from contract transactions	(4,790,441)	(5,513,223)

Total increase (decrease) in net assets	(4,502,319)	(1,107,317)

Net assets at beginning of period	22,360,954	23,468,271

Net assets at end of period	$17,858,635	$22,360,954

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Organization

First Investors Life Variable Annuity Fund D (“Separate Account D”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the _Parent_) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund Series portfolios:

Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Significant Accounting Policies

A.	Basis of Presentation

The financial statements of Separate Account D are presented in conformity with U.S. generally accepted accounting principles (“GAAP”) based on guidance in Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

Fair Value Measurements

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 2—Significant Accounting Policies (Continued)

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account D is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The three levels of inputs within this hierarchy are described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account D has the ability to access.

•

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account D’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

B.	Investment income

Investment income consists of dividends declared by the Fund and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Fund is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

C.	Federal Income taxes

The operations of Separate Account D are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of Separate Account D to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to Separate Account D for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

D.	Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility.

E.	Investments

Shares of the Fund held by the subaccount of Separate Account D are valued at net asset value (“NAV”) per share of the Fund, which values the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Fund’s redemption and sufficient transaction volumes exists. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 3—Investments

At December 31, 2022, investments in Funds in which the subaccounts of Separate Account D invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2022.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:

Investment Option	Purchases	Sales

Goldman Sachs VIT Government Money Market	$633,610	$(1,214,222)

Delaware VIP Fund for Income	1,299,873	(3,360,153)

Delaware VIP Growth & Income	5,321,794	(10,598,954)

Delaware VIP Special Situations	1,185,932	(3,904,330)

Delaware VIP International	1,837,163	(2,702,289)

Delaware VIP Growth Equity	4,758,659	(4,487,117)

Delaware VIP Investment Grade	858,173	(2,325,718)

Delaware VIP Limited Duration Bond	300,844	(2,290,086)

Delaware VIP Opportunity	1,677,952	(4,075,889)

Delaware VIP Total Return	2,390,391	(5,452,988)

Delaware VIP Equity Income	3,032,522	(5,329,193)

Note 4—Changes in Units

The changes in units outstanding for the years ended December 31, 2022 and 2021 were as follows:

	For the period ended December 31, 2022			For the period ended December 31, 2021

Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Goldman Sachs VIT Government Money Market	54,181	(109,673)	(55,492)	17,073	(104,954)	(87,881)

Delaware VIP Fund for Income	8,777	(142,739)	(133,962)	44,533	(117,000)	(72,467)

Delaware VIP Growth & Income	2,688	(239,301)	(236,613)	7,860	(231,719)	(223,859)

Delaware VIP Special Situations	4,256	(108,217)	(103,961)	11,654	(145,944)	(134,290)

Delaware VIP International	20,436	(104,326)	(83,890)	28,386	(101,837)	(73,451)

Delaware VIP Growth Equity	35,907	(153,733)	(117,826)	32,915	(143,096)	(110,181)

Delaware VIP Investment Grade	15,461	(105,106)	(89,645)	35,074	(103,626)	(68,552)

Delaware VIP Limited Duration Bond	20,614	(242,798)	(222,184)	40,072	(141,505)	(101,433)

Delaware VIP Opportunity	18,734	(174,661)	(155,927)	14,457	(183,123)	(168,666)

Delaware VIP Total Return	13,350	(347,972)	(334,622)	28,811	(253,827)	(225,016)

Delaware VIP Equity Income	7,819	(142,973)	(135,154)	9,468	(173,552)	(164,084)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2022, 2021, 2020, 2019, and 2018 follows:

	At December 31,			For the periods ended December 31,

	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

Goldman Sachs VIT Government Money Market 2022	417	10.604	4,421	1.51%	1.40%	0.16%

2021	472	10.587	5,001	0.01%	1.40%	(1.39%	)

2020	560	10.737	6,016	0.17%	1.40%	(1.23%	)

2019	230	10.870	2,517	1.22%	1.40%	(0.06%	)

2018	336	10.876	3,674	1.23%	1.40%	(0.17%	)
Delaware VIP Fund for Income 2022	636	21.532	13,686	5.76%	1.40%	(12.31%	)

2021	770	24.553	18,895	5.16%	1.40%	3.41%

2020	842	23.743	19,999	5.96%	1.40%	6.44%

2019	1,019	22.306	22,741	5.18%	1.40%	11.21%

2018	1,032	20.057	20,697	5.19%	1.40%	(3.94%	)
Delaware VIP Growth & Income 2022	885	43.550	38,542	2.35%	1.40%	2.08%

2021	1,122	42.662	47,851	1.85%	1.40%	20.49%

2020	1,345	35.407	47,664	2.07%	1.40%	(1.85%	)

2019	1,617	36.075	58,340	1.61%	1.40%	23.85%

2018	1,850	29.127	53,910	1.44%	1.40%	(11.42%	)
Delaware VIP Special Situations 2022	475	32.281	15,339	0.72%	1.40%	(13.36%	)

2021	579	37.259	21,578	0.88%	1.40%	32.41%

2020	713	28.140	20,079	1.69%	1.40%	(3.22%	)

2019	826	29.075	24,019	0.70%	1.40%	18.68%

2018	879	24.498	21,539	0.47%	1.40%	(17.76%	)
Delaware VIP International 2022	554	23.717	13,139	1.52%	1.40%	(18.49%	)

2021	638	29.097	18,560	0.98%	1.40%	5.37%

2020	711	27.614	19,653	-	1.40%	5.67%

2019	838	26.133	21,907	0.78%	1.40%	23.17%

2018	901	21.217	19,121	0.79%	1.40%	(13.38%	)
Delaware VIP Growth Equity 2022	650	24.935	16,208	-	1.40%	(27.62%	)

2021	768	34.452	26,454	0.03%	1.40%	37.29%

2020	878	25.095	22,042	0.42%	1.40%	27.69%

2019	1,036	19.653	20,360	0.30%	1.40%	22.62%

2018	988	16.027	15,839	0.31%	1.40%	(5.13%	)
Delaware VIP Investment Grade 2022	480	19.954	9,571	3.74%	1.40%	(18.22%	)

2021	569	24.401	13,892	3.08%	1.40%	(2.11%	)

2020	638	24.927	15,909	3.62%	1.40%	10.35%

2019	754	22.589	17,048	3.84%	1.40%	11.06%

2018	870	20.340	17,700	3.95%	1.40%	(3.39%	)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 5—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,

	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

Delaware VIP Limited Duration Bond 2022	535	8.991	4,812	2.13%	1.40%	(5.52%	)

2021	757	9.517	7,208	2.15%	1.40%	(2.07%	)

2020	859	9.718	8,358	2.80%	1.40%	2.34%

2019	1,002	9.495	9,523	0.65%	1.40%	2.64%

2018	1,124	9.251	10,409	2.03%	1.40%	(1.61%	)

Delaware VIP Opportunity

2022	662	21.425	14,193	0.23%	1.40%	(14.89%	)

2021	818	25.173	20,601	1.19%	1.40%	21.40%

2020	987	20.735	20,466	0.69%	1.40%	9.26%

2019	1,129	18.978	21,420	1.23%	1.40%	28.30%

2018	1,173	14.792	17,343	0.52%	1.40%	(16.56%	)

Delaware VIP Total Return

2022	1,100	14.456	15,903	2.22%	1.40%	(11.81%	)

2021	1,435	16.392	23,518	2.26%	1.40%	14.74%

2020	1,660	14.287	23,717	2.14%	1.40%	(0.50%	)

2019	1,847	14.358	26,527	1.91%	1.40%	17.23%

2018	1,956	12.248	23,964	1.61%	1.40%	(8.94%	)

Delaware VIP Equity Income

2022	487	36.682	17,859	2.37%	1.40%	2.04%

2021	622	35.951	22,361	1.82%	1.40%	20.49%

2020	786	29.837	23,468	2.59%	1.40%	(1.72%	)

2019	967	30.358	29,358	3.02%	1.40%	21.00%

2018	1,101	25.089	27,638	1.87%	1.40%	(9.69%	)

1. These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

2. These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3. These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 6—Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, NNY deducts an amount equal on an annual basis to 1.25% of the daily net asset value of Separate Account D. An additional administrative charge equal on an annual basis to 0.15% of the daily net asset value is deducted. These deductions are assessed through a reduction of unit values.

An annual contract maintenance charge of $30 ($35 for First Choice Bonus Annuity contracts) is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND D

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 6—Mortality and Expense Risks and Deductions (Continued)

The Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (“CDSC”) of 0% to 7% (0% to 8% for First Choice Bonus Annuity contracts) of the value of the Accumulation Units surrendered.

Note 7—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Variable Annuity Fund D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise First Investors Life Variable Annuity Fund D (the Separate Account), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts companies since 2015.

Hartford, Connecticut

April 14, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Goldman Sachs VIT Government Money Market

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP Special Situations

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Equity Income

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2022 The Nassau Companies of New York	12-22

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing the Separate Account.[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Amendment to Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(3)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers.[1]

(4)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[4]

(5)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[4]

(d)	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in the Separate Account.[3]

(e)	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contract provided in response to (d) above.[2]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of NNY.[4]

(2)	By-laws of NNY.[4]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[4]

(g)	Not applicable.

(h)	Participation agreements:

(1)	Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[4]

(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[5]

(i)	Administrative contracts:

(1)	Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[4]

(2)

Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, is incorporated by reference to to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 29, 2022.

(j)	Not applicable.

(k)	Opinion and consent of counsel.[4]

(l)	Other Opinions

(1)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer, Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-239742), filed via EDGAR on April 29, 2022.

(2)	Powers of attorney for Phillip J. Gass and Christine Janofsky - FILED HEREWITH

[1]	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333- 26341; 811-08205) filed by the Registrant on May 1, 1997.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-186359; 811-08205) filed by the Registrant on May 6, 2013.
[3]	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333- 186359; 811-08205) filed by the Registrant on January 31, 2013.
[4]	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File Nos. 333-239742, 811-08205) filed by the Registrant on July 8, 2020.
[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-239742, 811-08205) filed by the Registrant on April 30, 2021.

Item 28. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor
Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Christine Janofsky	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, and Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

David Monroe	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

John McKeown	Assistant Treasurer

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]
Nassau Financial Group L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
Nassau Corporate Credit LLC (Delaware) [100%]
NCC CLO Manager LLC (Delaware) [100%]
NCC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Kentucky) [Contract]
Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]
NPC SGP LLC (Delaware) [100%] Nassau NCC Blocker (UK) Ltd. (Cayman) [100%] NCC Management (UK) Ltd. (Great Britain) [100%] Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%] Nassau Distribution Holdco, LLC
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%] Nassau Life Insurance Company of Kansas (Kansas) [100%]
Sunrise Re, Inc. (Vermont) [100%]
Nassau Re/Imagine LLC
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%] (2)
Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)
Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)
Nassau Life Insurance Company [100%]
PM Holdings, Inc. (Connecticut) [100%]
Phoenix Founders, Inc. (Connecticut) [100%]
Nassau 2019 CFO LLC (Delaware) [76.73%] (5)
Nassau 2019 CFO Fund LLC (Delaware) [100%] Foresters Financial Holding Company, Inc.(DE) [100%]
Nassau Reinsurance LLC (Delaware) [100%]
NSRE BD Holdco LLC (Delaware) [100%] 1851 Securities, Inc. (Delaware) [100%]

Item 30. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the contracts supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
Stephen Anderson	President, Chief Compliance Officer and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Secretary

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the contracts supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

NNY represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by NNY under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 28th day of April, 2023.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
(Registrant) By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor) By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Phillip Gass	President, Chief Executive Officer and Director	April 28, 2023
Phillip Gass*

/s/ Christine Janofsky	Chief Financial Officer, Vice President and Treasurer	April 28, 2023
Christine Janofsky*

/s/ David Monroe	Chief Accounting Officer and Vice President	April 28, 2023
David Monroe*

/s/ Leanne Bell	Director	April 28, 2023
Leanne Bell*

/s/ Kevin Gregson	Director	April 28, 2023
Kevin Gregson*

/s/ Thomas Williams	Director	April 28, 2023
Thomas Williams*

/s/ Leland Launer	Director	April 28, 2023
Leland Launer*

/s/ Thomas Buckingham Thomas Buckingham*	Chief Growth Officer and Director	April 28, 2023

/s/ Kostas Cheliotis	Vice President, General Counsel, Secretary and Director	April 28, 2023
Kostas Cheliotis By: /s/ Kostas Cheliotis
*Kostas Cheliotis (Attorney-in-Fact pursuant to powers of attorney filed herewith) Date: April 28, 2023

INDEX OF EXHIBITS

Exhibit Number	Description

(l)	Consents of Independent Registered Public Accounting Firm

(p)(2)	Powers of attorney for Phillip J. Gass and Christine Janofsky